13. Shareholders' Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Shareholders' Equity

Shareholders' equity was $107.4 million, or 9.9% of total assets, as of December 31, 2016, compared to $104.9 million, or 10.1% of total assets, as of December 31, 2015.  The increase in shareholders' equity is primarily due to an increase in retained earnings due to net income, which was partially offset by a decrease in accumulated other comprehensive income resulting from a decrease in the unrealized gain on investment securities and a $2.0 million decrease in common stock due to 92,738 shares of common stock being repurchased under the Company's stock repurchase program implemented during the second quarter of 2016.

Annualized return on average equity for the year ended December 31, 2016 was 8.11% compared to 9.03% for the year ended December 31, 2015.  Total cash dividends paid on common stock were $2.1 million and $1.6 million for the years ended December 31, 2016 and 2015, respectively.

The Board of Directors, at its discretion, can issue shares of preferred stock up to a maximum of 5,000,000 shares. The Board is authorized to determine the number of shares, voting powers, designations, preferences, limitations and relative rights.  The Board of Directors does not currently anticipate issuing any additional series of preferred stock.

In 2014, the Company's Board of Directors authorized a stock repurchase program ("the 2014 Stock Repurchase Program"), pursuant to which up to $2 million was allocated to repurchase the Company's common stock.  All purchases under the 2014 Stock Repurchase Program were made periodically as permitted by securities laws and other legal requirements in the open market or in privately negotiated transactions.  The timing and amount of the repurchase of shares was determined by the Company's management, based on its evaluation of market conditions and other factors.  The Company had repurchased approximately $2.0 million, or 106,587 shares of its common stock, under the 2014 Stock Repurchase Program as of December 31, 2015.

In the second quarter of 2016, the Company's Board of Directors authorized another stock repurchase program ("the 2016 Stock Repurchase Program"), pursuant to which up to $2 million was allocated to repurchase the Company's common stock.  All purchases under the 2016 Stock Repurchase Program were made periodically as permitted by securities laws and other legal requirements in the open market or in privately negotiated transactions.  The timing and amount of any repurchase of shares was determined by the Company's management, based on its evaluation of market conditions and other factors.  The Company repurchased approximately $2.0 million, or 92,738 shares of its common stock, under the 2016 Stock Repurchase Program during 2016.